     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 28, 2001

                                                      REGISTRATION NO. 333-62352
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 4

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                 GOTO.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                        95-4652060
        (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
         INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)

                     74 NORTH PASADENA AVENUE, THIRD FLOOR
                               PASADENA, CA 91103
                                 (626) 685-5600
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                   TED MEISEL
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                     74 NORTH PASADENA AVENUE, THIRD FLOOR
                               PASADENA, CA 91103
                                 (626) 685-5600
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                WITH COPIES TO:

                MARTIN W. KORMAN                              DAVID J. JOHNSON, JR.
                 NORA L. GIBSON                                   MASOOD SOHAILI
        WILSON SONSINI GOODRICH & ROSATI                      O'MELVENY & MYERS LLP
            PROFESSIONAL CORPORATION                          400 SOUTH HOPE STREET
               650 PAGE MILL ROAD                         LOS ANGELES, CALIFORNIA 90071
          PALO ALTO, CALIFORNIA 94304                             (213) 430-6000
                 (650) 493-9300

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
      TITLE OF EACH CLASS                                PROPOSED MAXIMUM      PROPOSED MAXIMUM         AMOUNT OF
         OF SECURITIES               AMOUNT TO BE         OFFERING PRICE      AGGREGATE OFFERING      REGISTRATION
       TO BE REGISTERED             REGISTERED(1)          PER SHARE(2)            PRICE(2)              FEE(3)
----------------------------------------------------------------------------------------------------------------------
Common stock, $0.0001 par
  value........................    8,625,000 shares           $17.56             $151,455,000            $37,864
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------


(1) Includes 1,125,000 shares that the underwriters have the option to purchase to cover over-allotments, if any.


(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 and based on the average of the high and low prices of the Registrant's common stock as reported on the Nasdaq National Market on June 27, 2001.


(3) Previously paid.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(a), MAY DETERMINE.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the costs and expenses, other than underwriting discounts and commissions which will be paid equally by GoTo and Bill Gross' idealab! in connection with the sale of common stock being registered. All amounts are estimates, except the SEC registration fee and the NASD filing fee.


SEC registration fee........................................  $ 38,000
NASD filing fee.............................................    19,000
Nasdaq National Market listing fee..........................    20,000
Printing and engraving costs................................   150,000
Legal fees and expenses.....................................   450,000
Accounting fees and expenses................................   100,000
Blue Sky fees and expenses..................................     5,000
Transfer Agent and Registrar................................    10,000
Miscellaneous expenses......................................   108,000
                                                              --------
          Total.............................................  $900,000
                                                              ========


ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

     Article V of GoTo's Amended and Restated Certificate of Incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware law.

     Article VI of GoTo's Bylaws provides for the indemnification of any of GoTo's officers, directors and third parties acting on behalf of GoTo, if such person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interest of GoTo and, with respect to any criminal action or proceeding, the indemnified party had no reason to believe his or her conduct was unlawful.

     GoTo has entered into indemnification agreements with its directors and certain officers, in addition to indemnification provided for in its Bylaws, and intends to enter into indemnification agreements with any new directors and certain new officers in the future.

     The Underwriting Agreement (Exhibit 1.1 hereto) provides for indemnification by the underwriters of GoTo and its executive officers and directors, and by GoTo of the underwriters and the selling stockholder for certain liabilities, including liabilities arising under the Securities Act.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) EXHIBITS


EXHIBIT
 NUMBER
--------
 1.1***       Form of Underwriting Agreement.
 4.1**        Specimen Common Stock Certificate.
 4.2*         idealab! Stockholder Agreement dated March 3, 2000 between
              GoTo and Bill Gross' idealab!.
 5.1***       Opinion of Wilson Sonsini Goodrich & Rosati, Professional
              Corporation.
23.1***       Consent from Ernst & Young LLP.
23.2***       Consent from Frank, Rimerman & Co. LLP.
23.3***       Consent of Wilson Sonsini Goodrich & Rosati, Professional
              Corporation (included in Exhibit 5.1).
24.1***       Power of Attorney.


---------------
* Previously filed as an Exhibit to the Registrant's Form 10-K filed on March 16, 2000 and incorporated by reference herein.

** Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-1 (Commission File No. 333-76415) and incorporated by reference herein.

*** Previously filed.

ITEM 17. UNDERTAKINGS

     Insofar as indemnification by the Registrant for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referenced in Item 15 of this Registration Statement or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The undersigned Registrant hereby undertakes that for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Exchange Act; and, where interim financial information required to be presented by
     Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the Prospectus to provide such interim financial information.

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on the 28th day of June, 2001.

                                          GOTO.COM, INC.

                                          By:        /s/ TED MEISEL
                                            ------------------------------------
                                                         Ted Meisel
                                               President and Chief Executive
                                                           Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

                   SIGNATURE                                      TITLE                      DATE
                   ---------                                      -----                      ----

                 /s/ TED MEISEL                    President, Chief Executive Officer    June 28, 2001
------------------------------------------------    and Director (Principal Executive
                  (Ted Meisel)                                  Officer)

                  TODD TAPPIN*                     Chief Financial Officer (Principal    June 28, 2001
------------------------------------------------           Financial Officer)
                 (Todd Tappin)

               ROBERT M. KAVNER*                          Chairman of the Board          June 28, 2001
------------------------------------------------
               (Robert M. Kavner)

                                                                Director
------------------------------------------------
                 (Steve Alesio)

               JEFFREY S. BREWER*                               Director                 June 28, 2001
------------------------------------------------
              (Jeffrey S. Brewer)

                 WILLIAM ELKUS*                                 Director                 June 28, 2001
------------------------------------------------
                (William Elkus)

                 WILLIAM GROSS*                                 Director                 June 28, 2001
------------------------------------------------
                (William Gross)

             LINDA FAYNE LEVINSON*                              Director                 June 28, 2001
------------------------------------------------
             (Linda Fayne Levinson)

              *By: /s/ TED MEISEL
   ------------------------------------------
                  (Ted Meisel
               Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT
 NUMBER
-------
 1.1***     Form of Underwriting Agreement.
 4.1**      Specimen Common Stock Certificate.
 4.2*       idealab! Stockholder Agreement dated March 3, 2000 between
            GoTo and Bill Gross' idealab!.
 5.1***     Opinion of Wilson Sonsini Goodrich & Rosati, Professional
            Corporation.
23.1***     Consent from Ernst & Young LLP.
23.2***     Consent from Frank, Rimerman & Co. LLP.
23.3***     Consent of Wilson Sonsini Goodrich & Rosati, Professional
            Corporation (included in Exhibit 5.1).
24.1***     Power of Attorney.


---------------
* Previously filed as an Exhibit to the Registrant's Form 10-K filed on March 16, 2000 and incorporated by reference herein.

** Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-1 (Commission File No. 333-76415) and incorporated by reference herein.

*** Previously filed.